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VANGUARD INTERNATIONAL VALUE FUND


SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 20, 2009

The text describing the Fund's Managers is replaced with the following:

The managers primarily responsible for the day-to-day management of the Fund are:

HENRY S. D'AURIA, CFA, Co-Chief Investment Officer--International Value Equities and Chief Investment Officer--Emerging Markets Value Equities at AllianceBernstein. He has worked in investment management since 1983; has managed investment portfolios for AllianceBernstein since 1991; and has co-managed the AllianceBernstein portion of the Fund with Mr. Simms since 2004.
Education: B.A., Trinity College.

KEVIN F. SIMMS, Co-Chief Investment Officer--International Value Equities and Director of Research--Global and International Value Equities at AllianceBernstein. He has worked in investment management since he joined AllianceBernstein in 1992 and has co-managed the AllianceBernstein portion of the Fund with Mr. D'Auria since 2004. Education: B.S.B.A., Georgetown University; M.B.A., Harvard Business School.

AUREOLE L. W. FOONG, Managing Director of Emerging Markets at HGI. He has worked in investment management since 1989; has been with HGI since 1997; and has co-managed the HGI portion of the Fund with Mr. Holt since 2000. Education: B.S. and M.B.A., University of Southern California in Los Angeles.

RONALD HOLT, CFA, CEO and Co-Chief Investment Officer of the Value Team at HGI. He has worked in investment management since 1991; has been with HGI since 1997; and has co-managed the HGI portion of the Fund with Mr. Foong since 2000.
Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.

GABRIELLE BOYLE, Senior Managing Director and Portfolio Manager at Lazard. She has worked in investment management since 1990 and has co-managed the Lazard portion of the Fund with Mr. Powers since 2006. Education: B.A. and M.A., University College, Dublin.

MICHAEL POWERS, Managing Director and Portfolio Manager at Lazard. He has worked in investment management with Lazard since 1990 and has co-managed the Lazard portion of the Fund with Ms. Boyle since 2006. Education: B.A., Brown University; M.B.A., Long Island University.

SANDY NAIRN, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985; has managed investment portfolios since 1986; has been with Edinburgh Partners since co-founding the firm in 2003; and has managed the Edinburgh portion of the Fund since 2008. Education: B.Sc. and Ph.D. in Economics, University of Strathclyde/ Scottish Business School.

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.







CFA(R) is a trademark owned by CFA Institute.






(C) 2009 The Vanguard Group, Inc. All rights reserved.
    Vanguard Marketing Corporation, Distributor.                     PS46 122009


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VANGUARD TRUSTEES' EQUITY FUND


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 20, 2009

The information under the Investment Advisory Services section for Edinburgh Partners Limited, on page B-34 of the Statement of Additional Information, is replaced as follows:

B. EDINBURGH PARTNERS LIMITED (EDINBURGH PARTNERS)

Edinburgh Partners is an investment research and management firm founded in 2003 and based in Edinburgh, Scotland. Sandy Nairn is one of the founders of, has a controlling interest in, and is Director and Chief Executive of Edinburgh Partners. The business is majority-owned by employees, with the remainder held by institutional investors.

1. OTHER ACCOUNTS MANAGED

Sandy Nairn co-manages a portion of the International Value Fund; as of October 31, 2008, the Fund held assets of $5.3 billion. As of October 31, 2008, Dr. Nairn managed one other investment company with total assets of $69 million, one pooled investment vehicle with total assets of $1.4 billion, and five other accounts with total assets of $836 million (advisory fees based on account performance for all of these accounts).

2. MATERIAL CONFLICTS OF INTEREST

Edinburgh Partners has adopted policies and procedures (including oversight monitoring) designed to detect, manage, and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing accounts for multiple clients (including connected investment companies), and allocating investment opportunities. The Compliance Department at Edinburgh Partners monitors investment activities including but not limited to portfolio turnover, receipt of gifts and entertainment, and trade allocation, in an attempt to ensure that each client is dealt with fairly and that the investment activities are undertaken in line with the adopted policies and procedures and are in accordance with regulatory requirements.

3. DESCRIPTION OF COMPENSATION

The investment partners are remunerated through a base salary and an annual bonus payment. This bonus is paid from a pool and is discretionary dependent on the overall performance of the company. The bonus element is related to all aspects of contribution to the objectives of the firm--including analytical/investment output and portfolio management. In addition, all investment partners are equity holders within the business.

4. OWNERSHIP OF SECURITIES

As of October 31,  2008,  Dr. Nairn owned no shares of the  International  Value
Fund.







(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        SAI46 122009